American Century Municipal Trust Prospectus Supplement Tax-Free Bond Fund
Supplement dated August 1, 2010 ¡ Prospectus dated March 1, 2010

Effective August 1, 2010, the advisor waived 0.013% of the fund’s management fee. The advisor expects this waiver to continue for one year and cannot terminate it without consulting with the Board of Trustees.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-69155  1008